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                                                                  Exhibit 10.14


                                   ASSIGNMENT


         The undersigned, Brentwood-Lexford Partners, LLC, successor-in-interest to Lexford Property Management, Inc., hereby assigns its entire right, title and members' interests in and to Lexford Guilford LP LLC, an Ohio limited liability company, and Lexford Guilford GP LLC, an Ohio limited liability company, to Lexford Properties, LP.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed by its duly authorized officer effective as of the 30th day of November, 1998.


                                            BRENTWOOD-LEXFORD PARTNERS, LLC

                                            By: FSC Realty, LLC
                                                its managing member



                                            By: /s/ Stanley R. Fimberg
                                                --------------------------
                                                Stanley R. Fimberg
                                                Managing Member